Exhibit 99.1

Vertical Branding, Inc. Announces Third Consecutive Profitable Quarter

Tuesday August 14, 4:01 pm ET

Second-Quarter 2007 Results Include EBITDA of Approximately $853,000 and EBITDA Totaling Approximately $2.2 Million for the Six-Month Period Ended June 30, 2007

LOS ANGELES--(BUSINESS WIRE)--Vertical Branding, Inc. (OTCBB:VBDG - News), a consumer products branding, marketing and distribution company, announced its financial results today for the quarter and six months ended June 30, 2007, highlighted by the achievement of three consecutive quarters of profit. Highlights of the fiscal 2007 second quarter include earnings before interest, taxes, depreciation and amortization expenses ("EBITDA") totaling approximately $853,000, compared to a loss before interest, taxes, depreciation and amortization of $1.2 million in the second quarter of 2006. Six-month EBITDA totaled $2.2 million versus a loss of nearly $2.3 million for the six months ended June 30, 2006.

Vertical Branding recorded revenues of approximately $8.6 million for the quarter ended June 30, 2007, a 268% increase over revenues of $2.3 million for the same period of the prior year. Quarterly net income on a Generally Accepted Accounting Principles ("GAAP") basis totaled approximately $38,000 for the 2007 second quarter, compared to a net loss of $1.4 million for the prior-year quarter.

For the six months ended June 30, 2007, revenues totaled $21.4 million, a 202% increase compared to prior-year six-month revenues of $7.1 million. Net income for the six-month period was nearly $530,000 as compared with a prior-year six-month net loss of $2.6 million. Reflecting typical retailing seasonality, the Company's first and fourth quarters usually perform the strongest, while second quarters are usually the weakest and third quarters typically show some ramping up of sales toward year-end consumer spending.

"The transformation of our company that began in August 2006 continues to gain traction and momentum," commented Nancy Duitch, CEO of Vertical Branding, Inc. "Last year at this time, the key events were the acquisition of our retail division and a $5.8 million cash infusion, which financed that acquisition and also provided us with critical working capital." The Company's retail division began in August 2006 with its acquisition of the consumer products division of Adsouth Partners, Inc.

Ms. Duitch continued, "Powered by those catalysts, the expertise and hard work of our team has yielded four quarters of markedly stronger results year over year, including our third consecutive quarter of GAAP net income. Our trailing twelve-month results, with net income of $367,000 on revenues of $37.4 million, sharply contrast with a net loss of $4.8 million on revenues of $9.8 million for the equivalent period a year earlier."

Ms. Duitch concluded, "Our proprietary ZorbEEZ family of products is getting a strong reception from some of the nation's largest retailers, our licensed Hercules Hook is still going strong and our Starmaker cosmetics product line is available nationwide at CVS. Based on those successes and what we have on the drawing board, we are excited about the next phase of growth that our multi-product, multi-channel marketing programs will bring us in the balance of 2007 and beyond."

Vertical Branding further announced second-quarter 2007 retail distribution segment sales of approximately $5.1 million and transactional marketing segment sales of approximately $3.3 million. This represents an approximately 54% increase in transactional marketing revenues over the same period of the prior year. As noted above, the Company's retail division began in August 2006 with its acquisition of the consumer products division of Adsouth Partners, Inc., so there were no Q2 '06 revenues for that segment.

For the six months ended June 30, 2007, transactional marketing segment sales totaled $10.1 million. This represented segment sales growth of 72.5% compared to the corresponding six months of 2006. Six-month retail distribution segment sales totaled $11 million, versus none in the prior-year period.

Revenues from real estate activities in the second quarter of 2007 totaled $174,000 versus approximately $166,000 in the prior-year second quarter. Six-month real estate revenues in 2007 totaled approximately $324,000, versus $1.3 million in the corresponding prior-year period, due primarily to the March, 2006 sale of a property for $900,000.

TABLE RECONCILING EBITDA TO GAAP

(Dollars in thousands)

	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
	2007	2006	2007	2006
Net income (loss) for the period	$ 38	$ (1,411)	$ 530	$ (2,595)
Interest expense, net	334	50	687	98
Provision for income taxes	6	1	25	4
Depreciation and amortization	354	44	627	106
Non-cash stock based compensation	118	-	280	-
Loss from discontinued operations	3	46	30	104
EBITDA	$ 853	$ (1,270)	$ 2,179	$ (2,283)

Conference call and webcast information

Management of Vertical Branding, Inc. will hold a conference call to discuss results from the second quarter, ended June 30, of its 2007 fiscal year. The conference call will take place on Tuesday, August 14, 2007 at 4:45 p.m. EDT (1:45 p.m. PDT).

To participate in the event, please dial in as follows ten to fifteen minutes in advance to allow time for registration: dial 866-510-0711 if calling from within the United States; international callers should dial 617-597-5379. Please provide the passcode 30514000. The event will also be webcast in listen-only mode. The webcast URL is http://phx.corporate-ir.net/playerlink.zhtml?c=124957&s=wm&e=1624649.

A replay of the call will be available from approximately 7:00 p.m EDT on August 14 through midnight EDT on August 21. To access the replay, please dial 888-286-8010 if calling from within the United States; international callers should dial 617-801-6888. Please provide the passcode 94094317. A webcast archive will be available for 90 days on the Company's web site at www.verticalbranding.com in the Investors section.

Use of Non-GAAP Financial Measures

EBITDA and equivalent loss figures cited in this press release are non-GAAP measures that are defined as net income or loss excluding the effects of interest, income taxes, depreciation and amortization expenses, non-cash stock-based compensation and discontinued operations.

EBITDA as defined above may not be similar to non-GAAP income measures used by other companies. The company believes that EBITDA provides useful information to investors about the company's performance because it eliminates the effects of period to period changes in costs associated with capital investments, impairment of assets related to those investments, interest on debt and capital lease obligations, and non-cash compensation expense that management does not believe are reflective of the underlying performance of the Company's business operations. Management uses EBITDA in evaluating the overall performance of the Company's business operations.

Although management finds EBITDA useful for evaluating aspects of the Company's business, its reliance on this measure is limited because the excluded items often have a material effect on the Company's earnings and earnings per share calculated in accordance with GAAP. Therefore, management always uses EBITDA in conjunction with GAAP earnings measures. The Company believes that EBITDA provides investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of performance, and a base line for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company provides investors with this supplemental metric since, with reconciliation to GAAP, they may allow for greater insight into the Company's financial results.

About Vertical Branding, Inc.

Vertical Branding, Inc. (OTCBB:VBDG - News) is a consumer products, branding, marketing, and distribution company. The Company takes an integrated vertical marketing approach to brand building utilizing a variety of media channels, including television, online media, and print advertising. The Company also has established retail, catalog, and international product distribution channels to drive consumer sales. The Company's focus is on finding appealing and high quality products that meet a real need in the marketplace with emphasis on the health, beauty, relationship, personal care, and house ware product categories.

Information Regarding Forward-Looking Statements

Except for historical information contained herein, the statements in this press release are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, which may cause our actual results in future periods to differ materially from forecasted results. These risks and uncertainties include, among other things, product demand, market competition, and risks inherent in our operations. These and other risks are described in our filings with the Securities and Exchange Commission. We assume no obligation to update these forward-looking statements. This document is only for the general information of shareholders, potential investors and other interested parties, and is not to be construed as an offer to sell or the solicitation of an offer to buy any securities. The opinions expressed herein are the current opinions of management as of the date appearing on this document.

VERTICAL BRANDING, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
	2007	2006	2007	2006

Revenues
Transactional marketing	$ 3,339,270	$ 2,176,098	$10,083,811	$ 5,845,437
Retail distribution	5,097,267	-	11,018,016	-
Real estate activities	174,372	166,221	324,369	1,252,527
Total revenues	8,610,909	2,342,319	21,426,196	7,097,964
Costs and expenses
Cost of sales	3,838,642	1,135,584	9,540,188	3,549,439
Selling	2,318,598	1,517,844	6,559,451	3,953,815
General and administrative	1,110,888	560,584	2,077,579	1,202,556
Corporate expenses (includes non-cash stock-based
compensation of $117,148 and $-0- for the three months
ended June 30, 2007 and 2006, $279,584 and $-0- for the
six months ended June 30, 2007 and 2006)	591,791	373,744	1,207,643	635,480
Depreciation and amortization	353,746	43,534	627,374	105,909
Bad debts	51,398	26,763	222,202	40,806
Total costs and expenses	8,265,063	3,658,053	20,234,437	9,488,005
Income (loss) from operations	345,846	(1,315,734)	1,191,759	(2,390,041)
Other income (expense):
Interest expense, net	(333,161)	(50,657)	(686,993)	(98,972)
Minority voting interest in net loss of subsidiary	33,396	2,752	79,215	2,326
	(299,765)	(47,905)	(607,778)	(96,646)
Income (loss) from continuing operations before
provision for income taxes	46,081	(1,363,639)	583,981	(2,486,687)
Provision for income taxes	5,078	450	24,567	3,831
Income (loss) from continuing operations	41,003	(1,364,089)	559,414	(2,490,518)
Loss from discontinued operations, net of taxes	(2,653)	(46,410)	(29,550)	(104,375)
Net Income (loss)	38,350	(1,410,499)	529,864	(2,594,893)
Preferred stock dividends	50,120	60,250	103,404	120,500
Net income (loss) applicable to common stockholders	$ (11,770)	$ (1,470,749)	$ 426,460	$ (2,715,393)
Earnings (loss) per common share:
Basic earnings (loss) per common share*	$ 0.00	$ (0.09)	$ 0.02	$ (0.16)
Diluted earnings (loss) per common share*	$ 0.00	$ (0.09)	$ 0.02	$ (0.16)
Number of weighted average shares used in computation
of basic earnings (loss) per common share	22,003,078	15,599,859	21,844,021	15,610,985
Number of weighted average shares used in computation
of diluted earnings (loss) per share	22,003,078	15,599,859	23,319,253	15,610,985
* Loss from discontinued operations is less than $.01 per share.

VERTICAL BRANDING, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
	2007	2006
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$ 68,929	$ 104,916
Accounts receivable, net	4,590,401	2,581,803
Due from factor	451,391	573,212
Mortgage and note receivable	5,189	5,325
Inventories	2,688,523	2,857,436
Infomercial production costs	569,535	252,079
Deposits	155,477	252,494
Prepaid expenses	437,014	958,205
Due from Adsouth Partners, Inc.	254,457	150,000
Other current assets	39,891	56,097
Assets of discontinued operations	86,325	134,914
Total current assets	9,347,132	7,926,481
Property and equipment, net	366,063	233,594
Other assets:
Restricted cash	69,288	69,288
Real estate held for rental, development and sale	4,069,857	4,165,181
Mortgage and note receivable	312,058	314,339
Deferred costs, net of accumulated amortization	738,743	819,387
Deferred tax asset, net	1,016,811	1,016,811
Retail distribution network, net	1,819,024	1,921,022
Goodwill	1,231,048	1,231,048
Other	114,492	40,272
Total other assets	9,371,321	9,577,348
Total assets	$ 19,084,516	$ 17,737,423

The accompanying notes are an integral part of these consolidated financial statements.

VERTICAL BRANDING, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
	2007	2006
	(unaudited)
Liabilities and Stockholders' Equity
Current liabilities:
Current portion of notes payable	$ 5,017,263	$ 2,630,312
Accounts payable and accrued expenses	3,632,358	4,519,012
Income taxes payable	21,231	-
Other current liabilities	78,858	112,733
Liabilities of discontinued operations	14,950	28,113
Total current liabilities	8,764,660	7,290,170
Other liabilities:
Notes payable	5,582,184	6,550,080
Derivative liabilities	-	511,926
Total other liabilities	5,582,184	7,062,006
Total liabilities	14,346,844	14,352,176
Minority voting interest in subsidiary	553,739	580,454
Commitments and contingencies
Stockholders' equity:
Preferred stock - $.001 par value;
Authorized - 2,000,000 shares;
Issued and outstanding - 950,000 shares Series A at
June 30, 2007 and 1,111,209 shares at December 31, 2006	950	1,111
Common stock - $.001 par value;
Authorized - 100,000,000 shares
Issued and outstanding - 22,651,635 shares at June 30, 2007,
and 22,045,762 shares at December 31, 2006	22,653	22,048
Capital in excess of par value	10,927,371	10,021,298
Deferred compensation	(650,877)	(660,855)
Accumulated deficit	(5,756,164)	(6,218,809)
	4,543,933	3,164,793
Less treasury stock, at cost - 500,000 shares	(360,000)	(360,000)
Total stockholders' equity	4,183,933	2,804,793
Total liabilities and stockholders' equity	$ 19,084,516	$ 17,737,423

VERTICAL BRANDING, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Six months ended
	June 30,	June 30,
	2007	2006

Cash flows from operating activities
Net income (loss)	$ 529,864	$ (2,594,893)
Adjustments to reconcile net income (loss) to net cash
provided by (used in) operating activities:
Depreciation and amortization	639,566	389,992
Bad debts	222,202	40,806
Minority voting interest in net (loss) income of subsidiary	(79,215)	(3,422)
Equity based compensation	279,584	13,411
Changes in operating assets and liabilities:
Accounts receivable	(2,230,800)	(12,154)
Inventories	168,913	14,039
Prepaid expenses	521,191	-
Due from Adsouth Partners, Inc.	(104,457)	-
Proceeds from the sale of real estate	-	895,815
Additions to real estate held for rental, development and sale	-	(13,362)
Mortgage and note receivable	2,417	145,750
Other assets	(61,610)	71,987
Assets of discontinued operations	48,589	74,652
Infomercial production costs	(329,648)	(23,857)
Deposits	97,017	26,751
Accounts payable, accrued expenses and taxes	(802,824)	1,024,897
Other current liabilities	(33,875)	41,364
Liabilities of discontinued operations	(13,163)	(9,621)
Net cash provided by (used in) operating activities	(1,146,249)	82,155
Cash flows from investing activities
Capital expenditures and intangible assets	(169,504)	(816)
Acquisition costs	-	(1,385)
Net cash (used in) investing activities	(169,504)	(2,201)
Cash flows from financing activities
Proceeds from notes and loans payable	2,586,577	75,000
Principal payments on notes payable	(1,315,409)	(187,624)
Due from factor	121,821	-
Additions to deferred finance costs	(160,889)	(36,750)
(Distribution) contribution to/from minority interest	52,500	(30,000)
Costs incurred for the issuance of preferred stock	-	(38,867)
Dividend on preferred stock	(4,834)	-
Net cash provided by (used in) financing activities	1,279,766	(218,241)

Contact:

For Vertical Branding, Inc.

CCG Investor Relations and Strategic Communications

Sean Collins, Senior Partner

310-477-9800 ext. 202

www.ccgir.com

or

Aurelius Consulting Group, Inc.

Investor Relations:

407-644-4256 ext. 107

Jon@aurcg.com

info@aurcg.com

www.runonideas.com

or

5W Public Relations

Media Relations:

Neil Steinberg, 212-584-4306

nsteinberg@5wpr.com

Source: Vertical Branding, Inc.